EXHIBIT 10.84

Diane Noller Wells
Telephone: 305.372. 8600 x 16
e-mail: dwells@devine goodman.com

                                February 2, 2004

VIA FACSIMILE & U.S. MAIL                   EXTENSION AGREEMENT

Edwin Everett Mortell, III, Esq.
Peterson Bernard, et al.
3201 E. Ocean Boulevard, Suite 200
Stuart, FL 34994-2298

Adam D. Palmer, Esq.
Baritz & Colman LLP
750 Bank of America Building
150 East Palmetto Park Road
Boca Raton, FL 33432

         Re: F.M. Limited Partnership III v. UltraStrip Systems, Inc., et al.
             Miami-Dade County, Florida Circuit Court Case No. 03-22005 CA 20 --Joint Motion for Approval of Stipulated Settlement Agreement, as approved by Court Order dated January 20, 2004 (the "Approved Settlement") (All terms provided in the Approved Settlement shall be given the same meanings in this Extension Agreement).

Dear Messrs. Mortell and Palmer:

         This letter is to confirm that Ultrastrip and the Guarantors, Robert O. Baratta, M.D. and Carol A. Baratta, have requested an extension through 5:00 p.m. on March 31, 2004, of their respective obligations under Paragraphs 2 and 3 of the Approved Settlement.

         Plaintiff, by and through counsel, hereby confirms that it will extend the payment due date by both Ultrastrip and Guarantors pursuant to Paragraphs 2 and 3 of the Approved Settlement to the same date March 31, 2004 at 5:00 pm. No further notice of payments, failure to pay, or default in payment shall be required by Plaintiff to Ultrastrip or the Guarantors under the Approved Settlement. Until Plaintiff is paid in full all obligations owing in accordance with the Approved Stipulation, interest shall continue to accrue and, as well, other costs and expenses may be incurred, and may, on the terms of the Approved Stipulation, become part of the indebtedness owing. Except to the limited extent Paragraphs 2 and 3 are modified hereby, the Approved Stipulation remains in full force and effect.

Edwin Everett Mortell, III, Esq.
Adam D. Palmer, Esq.
February 2, 2004
Page 2

         By entering into this Extension Agreement, Plaintiff is not waiving any existing or hereafter existing defaults by Ultrastrip or the Guarantors.

         Please acknowledge your agreement to the terms of this Extension Agreement by signing the Consent and Acknowledgment signature blocks below.

                                Very Truly Yours,

                                /s/ Diane Noller Wells

DNW/slg
cc: F.M. Limited Partnership
    Attn: Beth Moya, Counsel

                           ACKNOWLEDGMENT AND CONSENT
                           --------------------------

         The undersigned have reviewed the above Extension Agreement and hereby approve and consent to same.

ULTRA STRIP SYSTEMS, INC.,
a Florida corporation

By:/s/ Stephen R. Johnson                        /s/ Robert O. Baratta, M.D.
-------------------------                        ---------------------------
Print Name: Stephen R. Johnson                   Dated: February 13, 2004
            ------------------                          -----------------
Title: President & CEO
       ---------------
Dated: February 2, 2004                          /s/ Carol A. Baratta
       ----------------                          --------------------
                                                 Dated: February 13, 2004
                                                 ------------------------